UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 16, 2007

CNH EQUIPMENT TRUST 2007-A

CNH CAPITAL RECEIVABLES LLC

CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-03	20-8552781 (CNH Equipment Trust 2007-A)
(Commission File Number)	(IRS. Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 735-9200

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 16, 2007, CNH Equipment Trust 2007-A publicly issued $228,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $311,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $270,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $358,000,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $33,000,000 of Class B Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-130656) on December 23, 2005 (as amended by pre-effective amendment no. 1 on February 6, 2006 and pre-effective amendment no. 2 on February 21, 2006).  The lead managers for the issuance of the Notes were Credit Suisse Securities (USA) LLC and SG Americas Securities, LLC (the “Representatives”).  In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.              Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated March 6, 2007, among CNH Capital Receivables LLC, CNH Capital America LLC, Credit Suisse Securities (USA) LLC and SG Americas Securities, LLC, as representatives of the underwriters

4.1	Indenture, dated as of March 1, 2007, between CNH Equipment Trust 2007-A and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of March 1, 2007, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of March 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2007-A

4.4	Purchase Agreement, dated as of March 1, 2007, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of March 1, 2007, among CNH Equipment Trust 2007-A, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of March 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2007-A and System & Services Technologies, Inc.

4.7	ISDA Master Agreement (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A

4.8	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of March 6, 2007, between CNH Equipment Trust 2007-A and Credit Suisse International

4.9	Schedule (Class A-4 Notes) to the Master Agreement, dated as of March 1, 2007, between CNH Equipment Trust 2007-A and Credit Suisse International

4.10	ISDA Credit Support Annex to the Schedule to the 1992 ISDA Master Agreement (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A

4.11	Elections and Variables to the ISDA Credit Support Annex (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer
Dated: March 21, 2007

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated March 6, 2007, among CNH Capital Receivables LLC, CNH Capital America LLC, Credit Suisse Securities (USA) LLC and SG Americas Securities, LLC, as representatives of the underwriters

4.1	Indenture, dated as of March 1, 2007, between CNH Equipment Trust 2007-A and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of March 1, 2007, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of March 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2007-A

4.4	Purchase Agreement, dated as of March 1, 2007, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of March 1, 2007, among CNH Equipment Trust 2007-A, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of March 1, 2007, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2007-A and System & Services Technologies, Inc.

4.7	ISDA Master Agreement (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A

4.8	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of March 6, 2007, between CNH Equipment Trust 2007-A and Credit Suisse International

4.9	Schedule (Class A-4 Notes) to the Master Agreement, dated as of March 1, 2007, between CNH Equipment Trust 2007-A and Credit Suisse International

4.10	ISDA Credit Support Annex to the Schedule to the 1992 ISDA Master Agreement (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A

4.11	Elections and Variables to the ISDA Credit Support Annex (Class A-4 Notes), dated as of March 1, 2007, between Credit Suisse International and CNH Equipment Trust 2007-A